® Sonic Automotive – Investor Presentation July 2021 Updated July 29, 2021 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future population coverage, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 116 20+ 14 16 $9.8 Billion $1.4 Billion 93K New Vehicles Sold 159K Total Revenues Automotive Brands Locations Used Vehicles Sold States Collision Centers Gross Profit Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2020 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines with a Diversified Brand Portfolio Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Segment Unique, High Return EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship – Sonic Franchised And EchoPark Disciplined Capital Allocation To Accelerate EchoPark Growth Focused On Expense Control And Strengthening The Balance Sheet Expect To Grow Total Revenue To $25 Billion By 2025 Note: Total revenue projection is estimate of future results. Actual results may differ. See “Forward-Looking Statements.”

6 Revenue Composition BY GEOGRAPHY TX 28% CA 26%CO 10% TN 7% FL 7% AL 6% NC 5% GA 3% VA 2% MD 2% SC 2% NV 2% Concentrated in Major Metro Markets Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2020 * Based On 2020 U.S. Census Bureau Data 3rd Fastest Growing State* Pandemic Recovery Has Lagged Other Markets – Near-Term Potential Upside

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2020 5% 34% 13% 42% 39% 7%43% 17% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2020 Brand % of Revenue Franchise Brand % of Revenue BMW 22% Mercedes 11% Audi 6% Lexus 4% Land Rover 4% Porsche 3% Cadillac 2% MINI 1% Other Luxury (1) 2% Honda 11% Toyota 7% Hyundai 1% Volkswagen 1% Nissan <1% EchoPark 15% Non-Franchise 15% Ford 5% General Motors (2) 5% Luxury 55% 20%Import Domestic 10% (1) Includes Volvo, Jaguar, Acura and Infiniti (2) Includes Chevrolet, GMC and Buick Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Expected To Reach 90% Of Population By 2025 Unique, High Return Business Model 1 to 4-Year-Old Vehicles - Nearly New With Remaining OEM Warranty Wide Reach – 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory Priced Up to $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

9 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diversified Revenue Streams • Relatively Low Fixed Costs And Multiple Strategic Levers • Further Growth Opportunities:  Parts and Service Business  Used Vehicles  F&I Penetration  Expense Leverage  Strategic Acquisitions • Strong Secular Growth Phase Due To:  Focus On Recession-Resistant Pre-Owned Vehicle Market  Below-Market Pricing Strategy  Simplified, Easy Purchase Experience • If Pre-Owned Vehicle Valuations Decline, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Volume

10 Strategic Direction • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omni-Channel Distribution Network • Early-Stage Strong Secular Growth Phase • Projected To Add 25 New Locations Annually In 2021- 2025 • Expect 25% Population Coverage By End Of 2021, 90% Coverage By 2025 • Profitability Inflection Point Expected In 2022 • Nationwide Distribution Network Expected To Deliver 575,000 Unit Sales And $14 Billion In Revenues Annually By 2025 • 2 Million Vehicle Addressable Market Opportunity • Invest In Proprietary Digital Retail Platform To Accelerate Growth • Focus On Guest Experience To Drive Market Share Gains • Strict Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Dividend And Share Repurchase Program Franchised Dealerships EchoParkStrategic Drivers Note: Profitability and revenue projection are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

11 EchoPark

12 EchoPark – Brand Promise Up To 40% Below New Vehicle Price Up To 10% Below Used Vehicle Market Price High Quality, Low Mileage Vehicle With Existing Warranty Transparent Guest-Centric Experience New Car Feel Without The New Car Price Complete Purchase In Under An Hour Zero Reported Accidents On CARFAX Buy & Sell Your Way – On-Site Or Online P r i c e . Q u a l i t y. E x p e r i e n c e . T h e F u l l O m n i - C h a n n e l O p t i o n

13 EchoPark – Developing Nationwide Distribution Network 25% Population Coverage By End Of 2021 90% Population Coverage By 2025 Note: Future locations and population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Existing Retail Hub Existing Delivery Center Delivery Center Coverage Area Future Market Opportunities

14 EchoPark – Addressable Market Opportunity * Share Of Vehicles That Fit Model In Existing EchoPark Markets Target 90% Population Coverage By 2025 With Growing Nationwide Distribution Network Target 10% Market Share Already Achieving This Share* In Multiple Markets Priced Up to $3,000 Below Used Compete On Price Vs. 5–6- Year-Old Vehicles, Consumer Can Buy Newer Vehicle At Same Price Priced Up To 40% Below New Attract Prospective New Car Buyers 2 MILLION Opportunity 15+ MILLION 1–4-Year-Old Vehicles 6+ MILLION 5–6-Year- Old Vehicles 13+ MILLION New Vehicles 5% Q2 2021 Average Market Share* – Up 90 Basis Points From Q2 2020 Annual Retail Vehicle Sales Volume

15 EchoPark – 5-Year Growth Forecast 57,161 575,000 FY 2020 FY 2025E Retail Unit Sales Volume FY 2020 FY 2025E $1.4 $14.0 Total Revenues (In Billions) 58% CAGR $221.0 FY 2020 FY 2025E Pre-Tax Profit (Loss) (In Millions) ($1.1) $11.0 $261.0 FY 2020 FY 2025E EBITDA (In Millions) Growth Drivers • Expect to Open ~25 Markets Per Year From 2021-2025 • ~20 Delivery Centers, ~5 Medium Or Large Retail Hubs • See 4-Wall Model On Next Slide • Existing Markets Generate ~400,000 Unique Leads On An Annualized Basis • Expect To Cover 25% Of U.S. Population By 2021, 90% By 2025 • Population Coverage, Market Density Growth And Continued Market Share Gains Drive Long-Term Opportunities Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially.

16 EchoPark – Modeled 4-Wall Economics At Maturity (Modeled Metrics Assume 100% Maturity) Delivery Center Medium Retail Hub Large Retail Hub Average Monthly Retail Unit Volume 300 750 1,500 Average Vehicle Selling Price 20,500$ 20,500$ 20,500$ Total Annual Revenues 82,000,000$ 205,000,000$ 410,000,000$ Total Combined Gross Profit Per Unit Retailed ("GPU") 1,700$ 2,150$ 2,150$ Target SG&A Expenses as % of Gross Profit 65% 60% 60% Annual Pre-Tax Profit 2,100,000$ 7,200,000$ 14,400,000$ Average Compensation Per Employee (with Fringe) 68,000$ 78,000$ 78,000$ Total Headcount 7 105 170 Sales Experience Guide ("EG") Headcount N/A 25 50 Average Retail Unit Sales Per EG Per Month N/A 30 30 Target Inventory Days' Supply N/A 30 Days 30 Days Working Capital Investment -$ 15,000,000$ 31,000,000$ Inventory Floor Plan Financing -$ (15,000,000)$ (31,000,000)$ Capital Expenditures, Including Land (Varies By Market) $1-$2 Million $7-$12 Million $20-$25 Million Estimated Months to Breakeven 3-6 Months 6-9 Months 6-9 Months Estimated Years to Maturity 2 Years 4 Years 5 Years Expected Pre-Tax Return On Investment 55%+ 35% - 50% 28% - 33% Note: Estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening (~40% incurred in 3 months prior to opening, ~60% incurred post- opening prior to targeted breakeven). Pre-tax losses for new Delivery Center locations are expected to be approximately $0.2 million per location prior to targeted breakeven. Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ. See “Forward-Looking Statements.”

17 EchoPark – Delivery Center Model Existing Retail Hub Example Delivery Center Market Coverage Opportunity Delivery Center Model • Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion) • Advertise Inventory Online In Surrounding Markets • Drive Incremental eCommerce Sales In New Markets • Inspect & Buy Vehicles From Guests After Online Appraisal • Arrange Vehicle Transport To Delivery Center • Guest Picks Up Vehicle At EchoPark Delivery Center Near Their Home (i.e. Next-To-Last-Mile Delivery) Strategic Advantages • Quick Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs • Same Guest-Centric Purchase Experience And Convenience • Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage Delivery Center Markets • Expect To Open ~20 Delivery Centers Annually From 2021-2025 • Target Adjacent Secondary Markets Or Large Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

18 EchoPark – High Volume Model Drives Superior Returns Gross Profit Per Unit (“GPU”) Franchised Used EchoPark Better (Worse) Front-End Used Vehicle GPU $1,300 $(100) F&I GPU $1,600 $2,250 Parts and Service Reconditioning GPU $500 - Total Used-Related GPU $3,400 $2,150 ($1,250) Volume Differential Factor x1 X5 Pro Forma Comparative Used-Related Gross Profit $3,400 $10,750 $7,350 Ultra-Low Pricing Attractive F&I High Volume Throughput Below-Market Pricing Drives High Customer Lead Volume Higher Penetration Rates On F&I Products vs. Sonic Franchised Stores 5X Volume Throughput Per Retail Hub vs. Sonic Franchised Stores Note: Amounts are estimates of future results used for comparative modeling purposes. Actual results may differ.

19 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 $- $100 $200 $300 $400 $500 $600 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (In M illi on s) Quarterly Retail Units Quarterly Revenue Retail Unit Volume Forecast: FY 2021 – 100,000-105,000 Units (75%-85% Growth vs. FY 2020) 8.1% Sequential Unit Growth In Q2 2021, 61.0% Growth vs. Q2 2020

20 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) $6.1 $6.2 $6.8 $4.8 ($0.3) $6.7 ($4.0) ($10.0) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 $6.0 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Balanced Pricing Strategy To Maintain Top Line Growth, Market Share And Sales Velocity During Transient Used Market Pricing Environment In Q2 2021 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) Market Expansion Expected To Reduce Adjusted EBITDA By $12-$14 Million In FY 2021

21 EchoPark – Market Pricing Impact 2021 Used Vehicle Market Wholesale Vs. Retail Pricing • Q1 2021 – Normal Market Conditions (See Next Slide) • Wholesale Price Lower Than Market Retail • EchoPark Priced At Discount To Market Retail • Q2 2021 – Abnormal Inverted Wholesale Market Conditions (See Next Slide) • Wholesale Price Higher Than Market Retail • EchoPark Priced At Premium To Market Retail To Mitigate Losses • Q3 2021 – Market Beginning To Return To Normal Conditions In Late July • Wholesale Price Lower Than Market Retail • EchoPark Resumes Normal Discount To Market Retail • Q4 2021 – Expect Normal Market Conditions • Wholesale Price Lower Than Market Retail • EchoPark Priced At Normal Discount To Market Retail

22 EchoPark Price Near Wholesale Price = Normal GPU EchoPark Price Below Wholesale & Above Market Retail = GPU Pressure To Maintain Volume $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 $27,000 $28,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 Av er ag e Pr ic e Week Of Year – 2021 To Date Manheim Wholesale Price Market Average Retail Price EchoPark Average Retail Price EchoPark vs. Market Pricing Weekly Trend 2021 Wholesale Crosses Above Retail (Abnormal) Normal Market Conditions Transient Market Conditions Retail Crosses Back Above Wholesale (Normal) Our Low Days’ Supply And High Rate Of Auction Sourcing Is Disproportionately Impacted By Short-Term Abnormal Market Conditions

23 Franchised Dealerships

24 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships86 Brands, Luxury Weighted20+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers14 20 Major Metropolitan Markets Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

25 Franchised Dealerships – Geographic Footprint Platforms Concentrated In Major Metro Markets 86 Stores, 20+ Brands, 14 Collision Repair Centers

26 Franchised Dealerships – Strategic Levers Multiple Growth Drivers Divest Underperforming or Capital-Intensive Stores Grow Parts and Service Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omni-Channel Platform SG&A Expense Discipline Acquire Potential High Return Stores

27 Omni-Channel Strategy

28 Full Omni-Channel Infrastructure Guest Experience Managers Centralized Appraisals, Inventory Sourcing, Pricing Centralized Call Support Centralized F&I Digital Interface People Proprietary Technology Centralized Marketing Develop & Launch eCommerce Platform B u y & S e l l Yo u r Wa y Proprietary Ability to Buy a Car A to Z Online or Any Step In Between Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology ON-SITE ONLINE Se am le ss G ue st E xp er ie nc e

29 Buy & Sell Your Way • Complete A Traditional Vehicle Purchase Experience With A Modern, Technology- Enabled Approach • Can Be Completed In Under An Hour • Research Online, Utilize Chat, Text, Phone, Zoom To Reduce In-Person Process • Review And Select Insurance Products And Financing Options • Includes Online Trade-In Appraisal And Firm Purchase Offer • Complete A Full eCommerce Transaction In Minutes • Conveniently Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center Buy & Sell Your Way Start Online, Finish On-Site Or Buy Completely Online Buy On-Site • Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To Choose Their Preferred Buying Approach • A Flexible, Guest- Centric Experience With Options • Will Be Seamless To The Guest, Regardless of Which Path They Choose Represents ~10% Of Q2 2021 Vehicle Sales Transactions

30 Q2 2021 Financial Snapshot

31 Q2 2021 – Consolidated Continuing Operations % Better / (Worse) than (In millions, except per share data) Q2 2021 Q2 2020 Q2 2019 Revenues $3,352.2 58.7% 28.2% Gross profit $510.8 66.2% 34.0% SG&A expenses $320.6 (39.2%) (8.9%) SG&A expenses as % of gross profit 62.8% 1,210 bps 1,440 bps Earnings from continuing operations before taxes $151.0 303.4% 310.1% Continuing Ops: Net income $114.0 267.8% 326.1% Diluted earnings per share $2.63 270.4% 324.2% Refer to Appendix for Calculation of Adjusted Results and Reconciliation of Non-GAAP Measures Excluding The Effect Of A $3.2 Million Non-Recurring Income Tax Benefit In Q2 2020, Adjusted Q2 2021 Diluted EPS From Continuing Operations Increased 310.9%

32 Q2 2021 – Franchised Dealerships Segment % Better / (Worse) than (In millions, except unit and per unit data) Q2 2021 Q2 2020 Q2 2019 Revenues $2,756.6 53.4% 18.7% Gross profit $474.6 69.3% 34.3% SG&A expenses $275.7 (31.6%) (1.2%) SG&A expenses as % of gross profit 58.1% 1,660 bps 1,900 bps Segment income (loss) $165.4 363.5% 370.9% New vehicle unit sales volume 30,488 53.3% 8.1% Retail used vehicle unit sales volume 28,550 19.1% (1.1%) New vehicle gross profit per unit $3,881 70.1% 94.0% Retail used vehicle gross profit per unit $1,934 52.4% 49.1% F&I gross profit per unit retailed $2,110 14.7% 33.5% Excluding The Effect Of Disposals In 2019, Same Store Q2 2021 New Unit Volume Increased 17.6% And Retail Used Unit Volume Increased 6.6% Compared to Q2 2019 Refer to Appendix for Reconciliation Of Segment Income (Loss)

33 Q2 2021 – EchoPark Segment % Better / (Worse) than (In millions, except unit and per unit data) Q2 2021 Q2 2020 Q2 2019 Revenues $595.6 88.9% 104.2% Gross profit $36.2 33.7% 29.6% SG&A expenses $44.9 (115.3%) (102.3%) SG&A expenses as % of gross profit 124.1% (4,700) bps (4,460) bps Segment income (loss) ($14.4) (658.6%) (950.2%) Retail used vehicle unit sales volume 21,261 61.0% 68.9% Total combined gross profit per unit retailed $1,539 (25.6%) (31.1%) All-Time Record Quarterly Volume Q2 2021 Segment Income (Loss) Includes Market Expansion-Related Loss of $6.6 Million All-Time Record Quarterly Revenue Balanced Pricing Strategy To Maintain Top Line Growth, Market Share And Sales Velocity During Transient Used Market Conditions ($19.3M Negative Impact On Gross Profit In Q2 2021) Refer to Appendix for Reconciliation Of Segment Income (Loss)

34 Strong Balance Sheet And Liquidity June 30,2021 December 31,2020 (In Millions) Cash and cash equivalents 239.6$ 170.3$ Availability under the 2021 Revolving Credit Facility(1) 224.3 214.7 Availability under the 2019 Mortgage Facility 16.7 11.2 Availability under the 2020 Line Of Credit Facility 54.1 57.0 Floor plan deposit balance 75.0 73.2 Total available liquidity resources 609.7$ 526.4$ Covenant Requirement* June 30,2021 December 31,2020 Liquidity ratio >= 1.05 1.19 1.18 Fixed charge coverage ratio >= 1.20 2.21 2.07 Total lease adjusted leverage ratio <= 5.75 1.34 2.79 Net debt to Adjusted EBITDA ratio(2) 0.69 1.29 * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility (1) Balance As Of December 31, 2020 Was Under The 2016 Revolving Credit Facility (2) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure)

35 Capital Expenditure Discipline Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual YTD Q2 2021 Capital Expenditures Of $105.2 Million FY 2021E Includes Plans For 25 New EchoPark Locations In 2021 And Real Estate For 2022 Openings $181.2 $87.8 $89.3 $92.4 $80.0 $53.0 $75.8 $36.3 $34.8 $110.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E Gross Capital Expenditures (In Millions) Franchise EchoPark

36 Appendix

37 Non-GAAP Reconciliation – Segment Income Franchised Dealerships Segment EchoPark Segment Consolidated (In millions, except unit data) Q2 2021 Q2 2020 Q2 2021 Q2 2020 Q2 2021 Q2 2020 Revenues 2,756.6$ 1,796.6$ 595.6$ 315.3$ 3,352.2$ 2,111.9$ Gross profit 474.6$ 280.3$ 36.2$ 27.1$ 510.8$ 307.4$ SG&A expenses 275.7$ 209.5$ 44.9$ 20.9$ 320.6$ 230.4$ Segment income 165.4$ 35.7$ (14.4)$ 2.6$ 151.0$ 38.3$ Impairment charges - (0.8) - - - (0.8) Earnings (loss) from continuing operations before taxes 165.4$ 34.9$ (14.4)$ 2.6$ 151.0$ 37.5$ Adjusted net income (loss) from continuing operations 114.0$ 27.8$ Impairment charges (before taxes) - - Tax effect of items of interest and non-recurring tax items - 3.2 Net income (loss) from continuing operations 114.0$ 31.0$ New vehicle unit sales volume 30,488 19,891 14 - 30,502 19,891 Retail used vehicle unit sales volume 28,550 23,973 21,261 13,207 49,811 37,180 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

38 Non-GAAP Reconciliation – Earnings Per Share Q2 2021 Q2 2020 (In thousands, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations 43,424 113,991$ 2.63$ 43,575 30,996$ 0.71$ Non-recurring tax items - (3,175) Adjusted diluted earnings (loss) and shares from continuing operations 43,424 113,991$ 2.63$ 43,575 27,821$ 0.64$

39 Non-GAAP Reconciliation – Adjusted EBITDA (In thousands) FY 2017 FY 2018 FY 2019 FY 2020 LTM Q2 2021 Net Income (Loss) 92,983$ 51,650$ 144,137$ (49,349)$ 285,223$ Provision For Income Taxes 13,198 22,645 54,954 12,983 109,487 Income (Loss) Before Taxes 106,181$ 74,295$ 199,091$ (36,366)$ 394,710$ Non-Floor Plan Interest 50,531 52,049 50,475 38,672 37,797 Depreciation and Amortization 92,127 96,652 95,646 93,922 97,902 Stock-Based Compensation Expense 11,119 11,853 10,797 11,704 13,778 Loss (Gain) On Exit Of Leased Dealerships 2,157 1,709 (170) - - Impairment Charges 9,394 29,514 20,768 270,017 1,184 Loss (Gain) On Debt Extinguishment 14,607 - 6,690 - - Long-Term Compensation Charges - 32,522 - - - Loss (Gain) on Franchise and Real Estate Disposals (9,980) (39,307) (74,812) (8,247) (9,791) Adjusted EBITDA 276,136$ 259,287$ 308,485$ 369,702$ 535,580$ Long-Term Debt (Including Current Portion) 1,024,703$ 945,083$ 706,886$ 720,066$ 686,393$ Cash and Equivalents (6,352) (5,854) (29,103) (170,313) (239,617) Floor Plan Deposit Balance (3,000) - - (73,180) (75,000) Net Debt 1,015,351$ 939,229$ 677,783$ 476,573$ 371,776$ Net Debt To Adjusted EBITDA Ratio 3.68 3.62 2.20 1.29 0.69 Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended. LTM Q2 2021 Amounts Are For The Twelve-Month Period Ended June 30, 2021. Balance Sheet Amounts For LTM Q2 2021 Are As Of June 30, 2021.

40 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) (In thousands) Net Income (Loss) $ 113,845 $ 30,791 Provision For Income Taxes 36,972 6,353 Income (Loss) Before Taxes $ 165,415 $ (14,394) $ (204) $ 150,817 $ 34,856 $ 2,577 $ (289) $ 37,144 Non-Floor Plan Interest 8,895 348 - 9,243 8,938 234 - 9,172 Depreciation And Amortization 21,444 4,152 - 25,596 20,514 2,758 - 23,272 Stock-Based Compensation Expense 3,989 - - 3,989 2,971 - - 2,971 Impairment Charges - - - - 833 - - 833 Long-Term Compensation Charges - 500 - 500 - - - - Gain On Franchise And Real Estate Disposals (400) (23) - (423) 1,117 - - 1,117 Adjusted EBITDA $ 199,343 $ (9,417) $ (204) $ 189,722 $ 69,229 $ 5,569 $ (289) $ 74,509 Q2 2021 Q2 2020

41 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 54,222 $ (199,333) Provision For Income Taxes 19,051 (44,200) Income (Loss) Before Taxes $ 70,543 $ 2,010 $ 720 $ 73,273 $ (245,344) $ 2,096 $ (285) $ (243,533) Non-Floor Plan Interest 9,127 334 - 9,461 10,043 365 - 10,408 Depreciation And Amortization 21,206 3,304 - 24,510 20,144 2,708 - 22,852 Stock-Based Compensation Expense 3,485 - - 3,485 2,427 - - 2,427 Impairment Charges - - - - 268,000 - - 268,000 Long-Term Compensation Charges - 500 - 500 - - - - Gain On Franchise And Real Estate Disposals (21) 14 - (7) - - - - Adjusted EBITDA $ 104,340 $ 6,162 $ 720 $ 111,222 $ 55,270 $ 5,169 $ (285) $ 60,154 Q1 2021 Q1 2020 Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 59,376 $ 46,307 Provision For Income Taxes 30,208 14,703 Income (Loss) Before Taxes $ 90,611 $ (833) $ (194) $ 89,584 $ 75,466 $ (14,518) $ 62 $ 61,010 Non-Floor Plan Interest 8,963 201 - 9,164 12,335 435 - 12,770 Depreciation And Amortization 21,167 2,863 - 24,030 20,972 2,765 - 23,737 Stock-Based Compensation Expense 3,152 - - 3,152 2,690 - - 2,690 Impairment Charges 1,158 - - 1,158 1,075 16,617 - 17,692 Loss On Debt Extinguishment - - - - 6,690 - - 6,690 Gain On Franchise And Real Estate Disposals (821) (5,152) - (5,973) (29,242) - - (29,242) Adjusted EBITDA $ 124,230 $ (2,921) $ (194) $ 121,115 $ 89,986 $ 5,299 $ 62 $ 95,347 Q4 2020 Q4 2019

42 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 59,818 $ 29,010 Provision For Income Taxes 20,620 11,307 Income (Loss) Before Taxes $ 80,434 $ 239 $ (235) $ 80,438 $ 38,417 $ 2,123 $ (223) $ 40,317 Non-Floor Plan Interest 9,781 147 - 9,928 12,011 402 - 12,413 Depreciation And Amortization 21,004 2,763 - 23,767 21,561 2,703 - 24,264 Stock-Based Compensation Expense 3,153 - - 3,153 2,681 - - 2,681 Impairment Charges 26 - - 26 - 1,124 - 1,124 Gain On Franchise Disposals (3,388) - - (3,388) 823 - - 823 Adjusted EBITDA $ 111,010 $ 3,149 $ (235) $ 113,924 $ 75,493 $ 6,352 $ (223) $ 81,622 Q3 2020 Q3 2019 Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 30,791 $ 26,599 Provision For Income Taxes 6,353 10,009 Income (Loss) Before Taxes $ 34,856 $ 2,577 $ (289) $ 37,144 $ 35,129 $ 1,693 $ (213) $ 36,608 Non-Floor Plan Interest 8,938 234 - 9,172 12,599 431 - 13,030 Depreciation And Amortization 20,514 2,758 - 23,272 21,736 2,668 - 24,404 Stock-Based Compensation Expense 2,971 - - 2,971 2,612 - - 2,612 Impairment Charges 833 - - 833 - - - - Gain On Franchise Disposals 1,117 - - 1,117 356 - - 356 Adjusted EBITDA $ 69,229 $ 5,569 $ (289) $ 74,509 $ 72,432 $ 4,792 $ (213) $ 77,010 Q2 2020 Q2 2019

43 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ (199,333) $ 42,221 Provision For Income Taxes (44,200) 18,935 Income (Loss) Before Taxes $ (245,344) $ 2,096 $ (285) $ (243,533) $ 61,156 $ 180 $ (180) $ 61,156 Non-Floor Plan Interest 10,043 365 - 10,408 11,829 433 - 12,262 Depreciation And Amortization 20,144 2,708 - 22,852 20,824 2,418 - 23,242 Stock-Based Compensation Expense 2,427 - - 2,427 2,814 - - 2,814 Loss (Gain) On Exit Of Leased Dealerships - - - - (170) - - (170) Impairment Charges 268,000 - - 268,000 26 1,926 - 1,952 Gain On Franchise Disposals - - - - (46,750) - - (46,750) Adjusted EBITDA $ 55,270 $ 5,169 $ (285) $ 60,154 $ 49,729 $ 4,957 $ (180) $ 54,506 Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 46,307 $ 21,821 Provision For Income Taxes 14,703 9,150 Income (Loss) Before Taxes $ 75,466 $ (14,518) $ 62 $ 61,010 $ 37,388 $ (6,196) $ (221) $ 30,971 Non-Floor Plan Interest 12,335 435 - 12,770 12,902 423 89 13,414 Depreciation And Amortization 20,972 2,765 - 23,737 21,086 2,211 - 23,297 Stock-Based Compensation Expense 2,690 - - 2,690 1,264 - - 1,264 Loss (Gain) On Exit Of Leased Dealerships - - - - (1,080) 3 89 (988) Impairment Charges 1,075 16,617 - 17,692 14,053 1,500 - 15,553 Loss On Debt Extinguishment 6,690 - - 6,690 - - - - Gain On Franchise Disposals (29,242) - - (29,242) (158) - - (158) Adjusted EBITDA $ 89,986 $ 5,299 $ 62 $ 95,347 $ 85,455 $ (2,059) $ (43) $ 83,353 Q4 2019 Q4 2018 Q1 2020 Q1 2019

44 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 29,010 $ 15,118 Provision For Income Taxes 11,307 7,262 Income (Loss) Before Taxes $ 38,417 $ 2,123 $ (223) $ 40,317 $ 28,087 $ (5,455) $ (252) $ 22,380 Non-Floor Plan Interest 12,011 402 - 12,413 12,279 423 98 12,800 Depreciation And Amortization 21,561 2,703 - 24,264 22,140 1,999 - 24,139 Stock-Based Compensation Expense 2,681 - - 2,681 4,578 - - 4,578 Loss (Gain) On Exit Of Leased Dealerships - - - - 24 4 103 131 Impairment Charges - 1,124 - 1,124 - - - - Gain On Franchise Disposals 823 - - 823 88 - - 88 Adjusted EBITDA $ 75,493 $ 6,352 $ (223) $ 81,622 $ 67,196 $ (3,029) $ (51) $ 64,116 Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 26,599 $ 16,905 Provision For Income Taxes 10,009 8,142 Income (Loss) Before Taxes $ 35,129 $ 1,693 $ (213) $ 36,608 $ 53,176 $ (27,832) $ (297) $ 25,047 Non-Floor Plan Interest 12,599 431 - 13,030 12,349 406 106 12,861 Depreciation And Amortization 21,736 2,668 - 24,404 22,801 1,919 - 24,720 Stock-Based Compensation Expense 2,612 - - 2,612 3,049 - - 3,049 Loss (Gain) On Exit Of Leased Dealerships - - - - (2,618) 6 106 (2,506) Impairment Charges - - - - 10,317 - - 10,317 Long-Term Compensation Charges - - - - - 23,333 - 23,333 Gain On Franchise Disposals 356 - - 356 (38,047) - - (38,047) Adjusted EBITDA $ 72,432 $ 4,792 $ (213) $ 77,010 $ 61,027 $ (2,168) $ (85) $ 58,774 Q3 2019 Q3 2018 Q2 2019 Q2 2018

45 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 42,221 $ (2,194) Provision For Income Taxes 18,935 (1,910) Income (Loss) Before Taxes $ 61,156 $ 180 $ (180) $ 61,156 $ 10,830 $ (14,686) $ (248) $ (4,104) Non-Floor Plan Interest 11,829 433 - 12,262 12,469 389 115 12,973 Depreciation And Amortization 20,824 2,418 - 23,242 22,830 1,666 - 24,496 Stock-Based Compensation Expense 2,814 - - 2,814 2,962 - - 2,962 Loss (Gain) On Exit Of Leased Dealerships (170) - - (170) 4,955 7 109 5,071 Impairment Charges 26 1,926 - 1,952 3,561 82 - 3,643 Long-Term Compensation Charges - - - - - 9,189 - 9,189 Gain On Franchise Disposals (46,750) - - (46,750) (1,190) - - (1,190) Adjusted EBITDA $ 49,729 $ 4,957 $ (180) $ 54,506 $ 56,417 $ (3,353) $ (24) $ 53,040 Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 21,821 $ 61,952 Provision For Income Taxes 9,150 (8,399) Income (Loss) Before Taxes $ 37,388 $ (6,196) $ (221) $ 30,971 $ 57,822 $ (3,976) $ (293) $ 53,553 Non-Floor Plan Interest 12,902 423 89 13,414 12,449 276 123 12,848 Depreciation And Amortization 21,086 2,211 - 23,297 22,639 1,314 - 23,953 Stock-Based Compensation Expense 1,264 - - 1,264 2,217 - - 2,217 Loss (Gain) On Exit Of Leased Dealerships (1,080) 3 89 (988) 23 - 118 141 Impairment Charges 14,053 1,500 - 15,553 6,079 - - 6,079 Long-Term Compensation Charges - - - - - 1,271 - 1,271 Gain On Franchise Disposals (158) - - (158) (1,507) - (6) (1,513) Adjusted EBITDA $ 85,455 $ (2,059) $ (43) $ 83,353 $ 99,722 $ (1,115) $ (58) $ 98,549 Q1 2019 Q1 2018 Q4 2018 Q4 2017

46 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 Q3 2018 Q3 2017

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® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220